UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

FIREFLY NEUROSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-237-6412

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Firefly Neuroscience, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on August 12, 2024 (the “Original 8-K”). The purpose of this Amendment is to include the report (the “Report”) of the Company’s independent registered public accounting firm, Turner Stone & Company, LLP, in the Audited Financial Statements of Firefly Neuroscience, Inc. for the year ended December 31, 2023, previously filed as Exhibit 99.1 to the Original 8-K, which such Report was inadvertently excluded from Exhibit 99.1 in the Original 8-K.

This Amendment additionally amends and restates the first paragraph in the section entitled “Private Placement” in the Original 8-K with the following:

“As previously reported, on July 26, 2024, Firefly entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which Firefly agreed to issue and sell (i) 3,069,287 shares (the “PIPE Shares”) of Firefly Common Stock, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 4,849,265 shares of Firefly Common Stock, and (iii) warrants (the “Warrants”) to purchase up to 7,918,552 shares of Firefly Common Stock in a private placement (the “Private Placement”). The purchase price of each PIPE Share and accompanying Warrant was $0.442 and the purchase price of each Pre-Funded Warrant and accompanying Warrant was $0.4419. The Private Placement closed on August 12, 2024, substantially contemporaneous with the consummation of the Merger. The aggregate gross proceeds from the transaction were approximately $3.5 million, before deducting estimated offering expenses payable by the Company.”

No other changes have been made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Audited Financial Statements of Firefly Neuroscience, Inc. for the year ended December 31, 2023
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREFLY NEUROSCIENCE, INC.

Date: September 16, 2024	By:	/s/ Jon Olsen
	Name	Jon Olsen
	Title:	Chief Executive Officer